UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020 (June 10, 2020)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road
Charlotte,	North Carolina	28277
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2020, Brighthouse Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2020 (the “2020 Proxy Statement”). The final voting results were as follows:

Proposal 1: The Company’s stockholders elected eight director nominees named in the 2020 Proxy Statement to serve a one-year term ending at the Company’s 2021 Annual Meeting of Stockholders. The voting results are set forth below:

Director Nominee	For	Withhold	Broker Non-Vote
Irene Chang Britt	60,625,130	12,620,457	8,060,674
C. Edward (“Chuck”) Chaplin	72,962,272	283,315	8,060,674
Eileen A. Mallesch	60,822,226	12,423,361	8,060,674
Margaret M. (“Meg”) McCarthy	72,594,793	650,794	8,060,674
Diane E. Offereins	60,702,646	12,542,941	8,060,674
Patrick J. (“Pat”) Shouvlin	72,962,168	283,419	8,060,674
Eric T. Steigerwalt	72,959,889	285,698	8,060,674
Paul M. Wetzel	60,913,698	12,331,889	8,060,674

Proposal 2: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
81,084,769	134,155	87,337	N/A

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
71,462,652	1,605,552	177,383	8,060,674

Proposal 4: The Company’s stockholders approved an amendment of the Brighthouse Financial, Inc. Employee Stock Purchase Plan. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
72,945,143	174,818	125,626	8,060,674

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
	Name:	D. Burt Arrington
	Title:	Corporate Secretary

Date: June 11, 2020